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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                        (Date of earliest event reported)

                                DECEMBER 1, 2004

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                               PUREZZA GROUP, INC.
               (Exact name of registrant as specified in charter)


                                     FLORIDA
         (State or other Jurisdiction of Incorporation or Organization)


        333-85306                                           65-1129912
(Commission File Number)                       (IRS Employer Identification No.)


                       936A BEACHLAND BOULEVARD, SUITE 13
                              VERO BEACH, FL 32963
                         (Address of Principal Executive
                              Offices and zip code)

                                 (772) 231-7544
                             (Registrant's telephone
                          number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

         Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company's future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. The Company's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.


ITEM 5.03  AMENDMENT TO ARTICLES OF INCORPORATION

         On December 1, 2004, Purezza Group, Inc. (the "Company") amended its Articles of Incorporation to authorize a class of preferred stock. Pursuant to the amendment, the Company is authorized to issue five million (5,000,000) shares of preferred stock at a par value of one cent ($0.01) per share. Such preferred shares may be convertible into shares of common stock, have cumulative dividends, be redeemable by the Company or contain such other terms and conditions as may be determined by the Board of Directors.

         The Company is a public "shell" company with nominal assets whose sole business is to identify, evaluate and investigate various companies with the intent that, if such investigation warrants, a reverse merger transaction be negotiated and completed pursuant to which the Company would acquire a target company with an operating business with the intent of continuing the acquired company's business as a publicly held entity. The Company has limited capital with which to provide the owners of the target company with any significant cash or other assets and, as such, the Company will only be able to offer owners of a target company the opportunity to acquire a controlling ownership interest in the Company. The amendment of the Articles of Incorporation will allow the Company to issue preferred stock in connection with future reverse merger transactions.

         This amendment to the Articles of Incorporation was approved by the shareholders owning a majority of the Company's outstanding shares of common stock by written consent in lieu of a meeting.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  PUREZZA GROUP, INC.
                                  (REGISTRANT)


Date: December 6, 2004            By: /s/ Kevin R. Keating
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                                      Kevin R. Keating, President and Secretary